PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP NET REVENUE TO NON-GAAP NET REVENUE
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended				Twelve Months Ended
	December 31,	March 31,	June 30,	September 30,	September 30,
	2018	2019	2019	2019	2019
GAAP Net revenues	$501,669	$468,488	$447,767	$461,709	$1,879,633
Deferred revenue purchase accounting	28,923	19,316	12,159	8,524	68,922
Non-GAAP Net revenues	$530,592	$487,804	$459,926	$470,233	$1,948,555

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP COGS TO NON-GAAP COGS
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended				Twelve Months Ended
	December 31,	March 31,	June 30,	September 30,	September 30,
	2018	2019	2019	2019	2019
GAAP Cost of goods sold	$286,532	$251,957	$235,121	$255,638	$1,029,248
Purchase accounting amortization	(27,575)	(31,118)	(30,000)	(30,716)	(119,409)
Acquisition and integration fees	(404)	(435)	(922)	(88)	(1,849)
Stock-based compensation	(1,067)	(1,073)	(978)	(997)	(4,115)
Rebranding costs	—	—	(36)	(23)	(59)
Non-GAAP Cost of goods sold	$257,486	$219,331	$203,185	$223,814	$903,816

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP GROSS PROFIT % TO NON-GAAP GROSS PROFIT %
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended				Twelve Months Ended
	December 31,	March 31,	June 30,	September 30,	September 30,
	2018	2019	2019	2019	2019
GAAP Gross profit %	42.9%	46.2%	47.5%	44.6%	45.2%
Deferred Revenue Purchase Accounting	3.1%	2.1%	1.4%	1.1%	1.9%
Purchase accounting amortization	5.2%	6.4%	6.5%	6.5%	6.1%
Acquisition and integration fees	0.1%	0.1%	0.2%	—%	0.1%
Stock-based compensation	0.2%	0.2%	0.2%	0.2%	0.2%
Non-GAAP Gross profit %	51.5%	55.0%	55.8%	52.4%	53.5%

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP OPERATING EXPENSE TO NON-GAAP OPERATING EXPENSE
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended							Twelve Months Ended
	December 31,	March 31,		June 30,		September 30,		September 30,
	2018	2019		2019		2019		2019
GAAP Operating expense	$239,844	$235,790		$241,495		$211,681		$928,810
Acquisition and integration fees	(21,870)	(13,888)		(19,513)		(10,569)		(65,840)
Purchase accounting amortization	(15,278)	(15,281)		(15,278)		(15,278)		(61,115)
Stock-based compensation	(10,652)	(10,152)		(11,926)		(13,696)		(46,426)
Restructuring and other related charges	(12,130)	(11,983)		(19,525)		(5,847)		(49,485)
Rebranding costs	—	(5,192)		(5,419)		(649)		(11,260)
Other adjustments	—	(1,005)	[1]	1,162	[1]	(542)	[2]	(383)	[1,2]
Non-GAAP Operating expense	$179,914	$178,289		$170,996		$165,100		$694,299

[1]	Excluded amounts represent immaterial gains (losses) from litigation.
[2]	Includes Executive transition costs and losses due to litigation settlements.

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended							Twelve Months Ended
	December 31,	March 31,		June 30,		September 30,		September 30,
	2018	2019		2019		2019		2019
GAAP Operating income	$(24,707)	$(19,259)		$(28,849)		$(5,610)		$(78,425)
Purchase accounting amortization	42,853	46,399		45,278		45,994		180,524
Deferred revenue purchase accounting	28,923	19,316		12,159		8,524		68,922
Acquisition and integration fees	22,274	14,323		20,435		10,657		67,689
Stock-based compensation	11,719	11,225		12,904		14,693		50,541
Restructuring and other related charges	12,130	11,983		19,525		5,847		49,485
Rebranding costs	—	5,192		5,455		672		11,319
Other adjustments	—	1,005	[1]	(1,162)	[1]	542	[2]	387	[1,2]
Non-GAAP Operating income	$93,192	$90,184		$85,745		$81,319		$350,440

[1]	Excluded amounts represent immaterial (gains) losses from litigation.
[2]	Includes Executive transition costs and losses due to litigation settlements.

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP OPERATING INCOME TO ADJUSTED EBITDA
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended							Twelve Months Ended
	December 31,	March 31,		June 30,		September 30,		September 30,
	2018	2019		2019		2019		2019
GAAP operating income	$(24,707)	$(19,259)		$(28,849)		$(5,610)		$(78,425)
Deferred revenue purchase accounting	28,923	19,316		12,159		8,524		68,922
Acquisition and integration fees	22,274	14,323		20,435		10,657		67,689
Stock-based compensation	11,719	11,225		12,904		14,693		50,541
Restructuring and other related charges	12,130	11,983		19,525		5,847		49,485
Rebranding costs	—	5,192		5,455		672		11,319
Other adjustments	—	1,005	[1]	(1,162)	[1]	542	[2]	1,386	[1,2]
Depreciation and amortization	55,117	58,606		57,698		57,376		228,797
Adjusted EBITDA	$105,456	$102,391		$98,165		$92,701		$398,713

[1]	Excluded amounts represent immaterial (gains) losses from litigation.
[2]	Includes Executive transition costs and losses due to litigation settlements.

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP OTHER INCOME & EXPENSE TO NON-GAAP OTHER INCOME & EXPENSE
($ in thousands)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended				Twelve Months Ended
	December 31,	March 31,	June 30,	September 30,	September 30,
	2018	2019	2019	2019	2019
GAAP Other income and expense	$(24,907)	$(23,878)	$(23,599)	$(24,422)	$(96,806)
Gain from non-recurring sales of investments	—	(2,583)	—	—	(2,583)
Non-GAAP Other income and expense	$(24,907)	$(26,461)	$(23,599)	$(24,422)	$(99,389)

PLANTRONICS, INC.
UNAUDITED RECONCILIATIONS OF GAAP DILUTED EPS TO NON-GAAP DILUTED EPS

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended							Twelve Months Ended
	December 31,	March 31,		June 30,		September 30,		September 30,
	2018	2019		2019		2019		2019
GAAP Diluted earnings per common share	$(1.06)	$(0.55)		$(1.14)		$(0.65)		$(3.40)
Purchase accounting amortization	1.08	1.17		1.15		1.16		4.56
Deferred revenue purchase accounting	0.73	0.49		0.31		0.21		1.74
Stock-based compensation	0.30	0.28		0.33		0.37		1.28
Acquisition and integration fees	0.56	0.36		0.52		0.27		1.71
Restructuring and other related charges	0.31	0.30		0.49		0.15		1.25
Rebranding costs	—	0.13		0.14		0.02		0.29
Other adjustments	—	(0.04)	[1]	(0.03)	[2]	0.01	[3]	(0.06)	[1,2,3]
Income tax effect	(0.57)	(0.73)		(0.46)		(0.32)		(2.08)
Effect of anti-dilutive securities	0.01	0.03		0.01		0.02		0.07
Non-GAAP Diluted earnings per common share	$1.36	$1.44		$1.32		$1.24		$5.36

[1]	Excluded amounts represent immaterial losses from litigation and gains from non-recurring sales of investments.
[2]	Excluded amounts represent immaterial gains from litigation.
[3]	Includes Executive transition costs and losses due to litigation settlements.